SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





        Date of Report (Date of earliest event reported): March 28, 2003







                         CNL RETIREMENT PROPERTIES, INC.
               (Exact Name of Registrant as Specified in Charter)



          Maryland                     000-32607                59-3491443
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                     Identification No.)


                450 South Orange Avenue                           32801
                    Orlando, Florida                           (Zip Code)
        (Address of principal executive offices)



       Registrant's telephone number, including area code: (407) 650-1000

    The Form 8-K of CNL Retirement Properties, Inc. (the "Company") dated March 27, 2003 is being amended to include audited financial statements for nine related Properties which were acquired on March 28, 2003. This information was not available to the Company at the time the Company filed its Form 8-K dated March 27, 2003.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)  Financial statements of retirement Properties acquired.

                  Audited financial statements for nine related Properties, the Additional Marriott Portfolio Two Properties, (which includes the Edgewood, Greenville, Northridge, Rancho Mirage, Palm Springs, Salt Lake City, Yorba Linda, Fort Belvoir and Haverford Properties) for the fiscal years ended January 3, 2003, December 28, 2001 and December 29, 2000.

                  See Index to Financial Statements on page 3.

      (b)  Not applicable.

      (c)  Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                CNL RETIREMENT PROPERTIES, INC.


Dated:  June 6, 2003            By:    /s/ Stuart J. Beebe
                                      --------------------------
                                STUART J. BEEBE, Chief Financial Officer

MARRIOTT SENIOR LIVING SERVICES NINE COMMUNITIES

Combined Financial Statements

Fiscal Years ended January 3, 2003, December 28, 2001 and December 29, 2000 With Report of Independent Auditors

Contents

Report of Independent Auditors..............................................................................4

Unaudited Combined Statements of Operations for the twelve
     weeks ended March 28, 2003 and March 22, 2002..........................................................5

Combined Statements of Operations for the fiscal years ended
     January 3, 2003, December 28, 2001 and December 29, 2000...............................................6

Combined Balance Sheets as of March 28, 2003 (unaudited),
     January 3, 2003 and December 28, 2001..................................................................7

Unaudited Combined Statements of Cash Flows for the twelve
     weeks ended March 28, 2003 and March 22, 2002..........................................................8

Combined Statements of Cash Flows for the fiscal years ended
     January 3, 2003, December 28, 2001 and December 29, 2000...............................................9

Combined Statement of Equity for the twelve weeks ended March 28, 2003
     (unaudited) and the fiscal years ended
     January 3, 2003, December 28, 2001 and December 29, 2000..............................................10

Notes to Combined Statements...............................................................................11


                         REPORT OF INDEPENDENT AUDITORS


Board of Directors
CNL Retirement Properties, Inc.

    We have audited the accompanying combined financial statements of Marriott Senior Living Services Nine Communities (as defined) as of January 3, 2003 and December 28, 2001 and the related combined statements of operations, equity, and cash flows for each of the three fiscal years in the period ended January 3, 2003. These financial statements are the responsibility of the management of Marriott Senior Living Services, Inc. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Marriott Senior Living Services Nine Communities, as of January 3, 2003 and December 28, 2001 and the results of their operations and their cash flows for each of the three fiscal years in the period ended January 3, 2003, in conformity with accounting principles generally accepted in the United States.





                                                         /s/ Ernst & Young LLP

McLean, Virginia
March 28, 2003

                MARRIOTT SENIOR LIVING SERVICES NINE COMMUNITIES
                        COMBINED STATEMENTS OF OPERATIONS
              Twelve Weeks Ended March 28, 2003 and March 22, 2002
                                 (in thousands)
                                   (unaudited)

                                                                                   Twelve weeks ended
                                                                          --------------------------------------
                                                                            March 28, 2003     March 22, 2002
                                                                          ------------------- ------------------
     REVENUES

       Resident fees...................................................... $        19,080     $        16,720
                                                                          ------------------- ------------------

     EXPENSES
       Community operating expenses.......................................          14,127              12,432
       Depreciation and amortization......................................           1,874               1,982
       General and administrative.........................................             954                 836
       Facilities development and pre-opening.............................               -                 178
       Provision for doubtful accounts....................................              57                  56
                                                                          ------------------- ------------------
                                                                                    17,012              15,484
                                                                          ------------------- ------------------
     INCOME BEFORE INCOME TAXES  .........................................           2,068               1,236
       Provision for income taxes.........................................             807                 482
                                                                          ------------------- ------------------
     NET INCOME  ......................................................... $         1,261     $           754
                                                                          =================== ==================




                   See Notes To Combined Financial Statements

                MARRIOTT SENIOR LIVING SERVICES NINE COMMUNITIES
                        COMBINED STATEMENTS OF OPERATIONS
   Fiscal Years Ended January 3, 2003, December 28, 2001 and December 29, 2000
                                 (in thousands)


                                                                                2002                2001                2000
                                                                        --------------------- ------------------  ------------------

     REVENUES

      Resident fees.....................................................  $         77,239     $        63,940    $         47,376
                                                                        --------------------- ------------------ -------------------

     EXPENSES

      Community operating expenses......................................            57,101              47,701              33,917
      Depreciation and amortization.....................................             8,706               7,953               6,452
      General and administrative........................................             3,862               3,197               2,369
      Facilities development and pre-opening............................               180                 907               3,373
      Provision for doubtful accounts...................................               286                 175                  79
                                                                        --------------------- ------------------ -------------------
                                                                                    70,135              59,933              46,190
                                                                        --------------------- ------------------ -------------------
     INCOME BEFORE INCOME TAXES                                                      7,104               4,007               1,186
      Provision  for income taxes.......................................             2,771               1,563                 462
                                                                        --------------------- ------------------ -------------------
     NET INCOME   ......................................................  $          4,333     $         2,444    $            724
                                                                        ===================== ================== ===================


                   See Notes To Combined Financial Statements

                MARRIOTT SENIOR LIVING SERVICES NINE COMMUNITIES
                             COMBINED BALANCE SHEETS
              March 28, 2003, January 3, 2003 and December 28, 2001
                                 (in thousands)

                                                                March 28, 2003            January 3, 2003         December 28, 2001
                                                            ----------------------    ----------------------    --------------------
                                                                   (unaudited)
                          ASSETS
Current assets
   Cash and equivalents  .................................   $        1,117            $         424             $       1,018
   Inventories, at lower of average cost or market  ......              419                      390                       335
   Accounts receivable, net of an allowance of $390,
    $348 and $307, respectively...........................            2,381                    3,583                     2,568
   Other  ................................................              621                      327                       347
                                                            ----------------------    ----------------------    --------------------
     Total current assets                                             4,538                    4,724                     4,268
                                                            ----------------------    ----------------------    --------------------


Property and equipment , net .............................          214,290                   213,646                  220,051
Other  ...................................................            2,081                     2,000                    1,290
                                                            ----------------------    ----------------------    --------------------
     Total assets                                            $      220,909            $      220,370            $     225,609
                                                            ======================    ======================    ====================

                  LIABILITIES AND EQUITY

Current liabilities

   Accounts payable  .....................................   $        2,175            $        2,143            $       1,265
   Accrued payroll and benefits  .........................            2,380                     2,926                    2,842
   Current maturities of lifecare bonds...................            8,620                     8,620                    8,669
   Current portion of deferred revenue from
     nonrefundable lifecare fees..........................            9,347                     9,162                    8,025
   Other accrued expenses.................................            2,082                     2,243                    2,230
                                                            ----------------------    ----------------------    --------------------
     Total current liabilities                                       24,604                    25,094                   23,031
                                                            ----------------------    ----------------------    --------------------

Lifecare bonds............................................           79,080                    79,459                   80,114
Deferred revenue from nonrefundable lifecare fees.........           17,516                    17,099                   15,875
Security deposits.........................................              116                       133                      166
                                                            ----------------------    ----------------------    --------------------
     Total liabilities....................................          121,316                   121,785                   119,186


Equity....................................................           99,593                    98,585                   106,423
                                                            ----------------------    ----------------------    --------------------
Total liabilities and equity..............................   $      220,909            $      220,370            $      225,609
                                                            ======================    ======================    ====================

                   See Notes To Combined Financial Statements

                MARRIOTT SENIOR LIVING SERVICES NINE COMMUNITIES
                        COMBINED STATEMENTS OF CASH FLOWS
              Twelve Weeks Ended March 28, 2003 and March 22, 2002
                                 (in thousands)
                                   (unaudited)

                                                                              Twelve weeks ended
                                                                   -----------------------------------------
                                                                     March 28, 2003         March 22, 2002
                                                                   ------------------    -------------------

OPERATING ACTIVITIES
   Net income .............................................        $      1,261          $        754
   Adjustments to reconcile to cash provided by operations:
     Provision for doubtful accounts  .....................                  57                    56
     Depreciation and amortization  .......................               1,874                 1,982
   Working capital changes:
     Accounts receivable  .................................               1,145                   640
     Inventories...........................................                 (29)                  (13)
     Other assets  ........................................                (375)                  319
     Accounts payable and accrued expenses.................                (675)                  300
     Security deposits ....................................                 (17)                  (11)
     Deferred revenue .....................................                 602                   603
                                                                   ------------------    -------------------
   Net cash provided by operating activities  .............               3,843                 4,630
                                                                   ------------------    -------------------
INVESTING ACTIVITIES
   Capital expenditures  ..................................              (2,518)                 (833)
                                                                   ------------------    -------------------
   Net cash used in investing activities  .................              (2,518)                 (833)
                                                                   ------------------    -------------------
FINANCING ACTIVITIES
   Repayments of lifecare bonds, net.......................                (379)                 (598)
   Net repayments to Marriott Senior Living
     Services, Inc.........................................                (253)               (2,866)
                                                                   ------------------    -------------------
   Net cash used in financing activities  .................                (632)               (3,464)
                                                                   ------------------    -------------------

INCREASE IN CASH AND CASH EQUIVALENTS  ....................                 693                   333
CASH AND EQUIVALENTS, beginning of period  ................                 424                 1,018
                                                                   ------------------    -------------------
CASH AND EQUIVALENTS, end of period  ......................        $      1,117          $      1,351
                                                                   ==================    ===================


                   See Notes To Combined Financial Statements

                MARRIOTT SENIOR LIVING SERVICES NINE COMMUNITIES
                        COMBINED STATEMENTS OF CASH FLOWS
   Fiscal Years Ended January 3, 2003, December 28, 2001 and December 29, 2000
                                 (in thousands)


                                                                        2002                2001               2000
                                                                   ---------------     ---------------    ---------------

OPERATING ACTIVITIES
   Net income .............................................        $      4,333        $      2,444       $       724
   Adjustments to reconcile to cash provided by operations:

     Provision for doubtful accounts  .....................                 286                 175                79
     Depreciation and amortization  .......................               8,706               7,953             6,452
   Working capital changes:
     Accounts receivable  .................................              (1,301)               (438)             (512)
     Inventories...........................................                 (55)                 71               (44)
     Other assets  ........................................                (690)                359             1,162
     Accounts payable and accrued expenses.................                 975                 927               (12)
     Security deposits ....................................                 (33)               (131)               21
     Deferred revenue from nonrefundable fees..............               2,361                 170               506
                                                                       -----------        ------------       ------------
   Net cash provided by operating activities  .............              14,582              11,530             8,376
                                                                       -----------        ------------       ------------
INVESTING ACTIVITIES
   Capital expenditures....................................              (2,301)            (16,032)          (27,451)
                                                                       -----------        ------------       ------------
   Net cash used in investing activities  .................              (2,301)            (16,032)          (27,451)
                                                                       -----------        ------------       ------------
FINANCING ACTIVITIES
   (Repayments of ) proceeds from lifecare bonds, net......                (704)               (114)            1,442
   Net (repayments to) advances from Marriott Senior Living
        Services, Inc......................................             (12,171)              4,256            18,266
                                                                       -----------        ------------       ------------
   Net cash (used in) provided by financing activities  ...             (12,875)              4,142            19,708
                                                                       -----------        ------------       ------------

(DECREASE) INCREASE IN CASH AND
  EQUIVALENTS  ..............                                              (594)               (360)              633
CASH AND EQUIVALENTS, beginning of year  ..................               1,018               1,378               745
                                                                   ---------------     ---------------    ---------------
CASH AND EQUIVALENTS, end of year  ........................        $        424        $      1,018       $     1,378
                                                                   ===============     ===============    ===============


                   See Notes To Combined Financial Statements

                MARRIOTT SENIOR LIVING SERVICES NINE COMMUNITIES
                          COMBINED STATEMENT OF EQUITY
                  March 28, 2003, January 3, 2003, December 28,
                           2001 and December 29, 2000
                                 (in thousands)



                                                                      Equity
--------------------------------------------------------------------------------
 Balance, January 1, 2000...............................$              80,733
 Net income ............................................                  724
 Net advances from Marriott Senior Living Services, Inc.               18,266
 -------------------------------------------------------------------------------
 Balance, December 29, 2000 ............................               99,723
 Net income  ...........................................                2,444
 Net advances from Marriott Senior Living Services, Inc.                4,256
 -------------------------------------------------------------------------------
 Balance, December 28, 2001.............................              106,423
 Net income.............................................                4,333
 Net repayments to Marriott Senior Living Services, Inc.              (12,171)
 -------------------------------------------------------------------------------
 Balance, January 3,  2003..............................               98,585
 Net income (unaudited).................................                1,261
 Net repayments to Marriott Senior Living Services, Inc.
  (unaudited)...........................................                 (253)
 -------------------------------------------------------------------------------
 Balance, March 28, 2003 (unaudited)....................$              99,593
 ===============================================================================

                   See Notes To Combined Financial Statements

                MARRIOTT SENIOR LIVING SERVICES NINE COMMUNITIES
                          NOTES TO COMBINED STATEMENTS

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

    Marriott  Senior  Living  Services,  Inc.  ("MSLS"  or  the  "Company"),   a
wholly-owned subsidiary of Marriott International, Inc. ("MI") prior to MI's sale of the stock of MSLS to Sunrise Senior Living, Inc. on March 28, 2003, operates independent full-service and assisted living senior living communities and provides related senior care services. Most communities are rental communities with monthly rates that depend on the amenities and services provided. The services provided by MSLS are generally not covered by health insurance and, therefore, monthly fees are generally payable by the residents, their family, or another responsible party.

    The combined financial statements present the financial position, results of operations, and cash flows associated with nine communities owned by MSLS (the "Communities"). These communities were sold to CNL Retirement Properties, Inc. ("CNL") on March 28, 2003 for approximately $167,564,000.

All material intercompany transactions and balances between Communities included in these combined financial statements have been eliminated. The Communities are as follows:

  Edgewood                                Quadrangle
  Fairfax                                 Rancho Mirage
  Greenville                              Salt Lake City
  Northridge                              Yorba Linda
  Palm Springs

    Through March 28, 2003, the Communities utilized MI's centralized systems for cash management, payroll, purchasing and distribution, employee benefit plans, insurance and administrative services. As a result, substantially all cash received by the Communities was deposited in and commingled with MI's general corporate funds. Similarly, operating expenses, including salaries as the Communities do not have any employees, capital expenditures and other cash requirements of the properties were paid by MI and charged to the Communities. General and administrative expenses were allocated by MI to MSLS, which were then allocated to the Communities. In the opinion of management, the methods for allocating costs were reasonable.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, the reported amounts of sales and expenses during the reporting period and the disclosures of contingent liabilities. Accordingly, ultimate results could differ from those estimates.

Interim Period Financial Statements

    The interim statements have been prepared without audit. Certain information and footnote disclosures normally included in financial statements presented in accordance with accounting principles generally accepted in the United States have been condensed or omitted. MSLS believes the disclosures made are adequate to make the interim financial information presented not misleading.

    In the opinion of management, the accompanying interim statements reflect all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position of the Communities as of March 28, 2003 and the results of operations and cash flows associated for the 12 weeks periods ended March 28, 2003 and March 22, 2002. Interim results are not necessarily indicative of fiscal year performance because of seasonal and short-term variations.

Fiscal Year

    The fiscal year ends on the Friday nearest to December 31. The 2002 fiscal year includes 53 weeks, while the 2001 and 2000 fiscal years include 52 weeks.

Revenue Recognition

    Resident fees are generated primarily from monthly charges for independent living units and assisted living suites and related senior care services. The revenues are recognized monthly based on the terms of the residents' agreements. Advance payments received for services are deferred until the services are provided. Resident fee revenue includes ancillary revenue, which is generated on a "fee for service" basis for supplemental items requested by residents. Ancillary revenue, including health care services, is recognized as the services are provided.

Continuing Care Agreements

    Residents of certain communities (the "Lifecare Communities") are required to sign a continuing care agreement ("Care Agreement") with MSLS. The Care Agreements stipulate, among other things, the amount of all entry fees and monthly fees, the type of residential unit being provided, and MSLS's obligation to provide both health care and non-health care services. In addition, the Care Agreements provide MSLS with the right to increase future monthly fees. The Care Agreements are terminated upon the receipt of a written termination notice from the resident or the death of the resident. The Care Agreements are guaranteed by MI.

    When the present value of estimated costs to be incurred under Care Agreements exceeds estimated revenues, the present value of such excess costs are accrued currently. The calculation assumes a future increase in the monthly revenue commensurate with the monthly cost. The calculation currently results in an expected positive net present value cash flow and, as such, no liability has been recorded in the accompanying combined financial statements.

   The components of the entry fees for Lifecare Communities are as follows:

a. Lifecare Bonds - This component is refundable to the resident or the resident's estate upon termination or cancellation of the Care Agreement. Lifecare Bonds are non-interest bearing and, depending on the type of plan, are equal to either 100, 95, 90 or 50 percent of the total entry fee less any additional occupant lifecare fee. As these obligations are considered security deposits, interest is not imputed on these obligations in accordance with APB 21.

b. Lifecare Fee - This component is nonrefundable and equals the total entry fee less the component described in a.

Deferred Revenue from Nonrefundable Lifecare Fees

    The nonrefundable portion of the entry fees as discussed above are deferred and recognized as revenue over the actuarially expected term of each resident's contract, which is generally over 7 to 9 years. Deferred revenue from nonrefundable fees totaled $26,261,000 and $23,900,000 at January 3, 2003 and December 28, 2001, respectively.

Future Healthcare Services

    Certain resident and admission agreements entitle residents to receive limited health care services up to defined maximums. A portion of the monthly fees from residents entitled to these services is deferred and recognized as revenue as the related health care services are provided.

Contractual Adjustments

A portion of the revenue is attributable to patients whose bills are paid by Medicare or Medicaid under contractual arrangements. In 1999, Medicare changed from finalizing reimbursed covered costs through retroactive adjustments based on agency reviews to a Prospective Payment System ("PPS") for most of the Communities. This eliminated the need for provisions for estimated Medicare and Medicaid settlements. There are no receivables for estimated third-party payor settlements at January 3, 2003 or December 28, 2001.

Comprehensive Income

    There are no items of other comprehensive income in any period presented in these financial statements.

Cash and Equivalents

    All highly liquid investments with a maturity of three months or less at date of purchase are considered to be cash equivalents.

Allowance for Doubtful Accounts

    The Communities record an allowance for doubtful accounts when a receivable is deemed uncollectible.

Valuation of Long-Lived Assets

    The carrying values of long-lived assets are reviewed when events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If an asset is expected to generate cash flows less than the asset's carrying value at the lowest level of identifiable cash flows, a loss for the difference between the asset's carrying amount and its fair value is recognized.

New Accounting Standards

    The Communities adopted SFAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" in the first quarter of 2002. The adoption of SFAS 144 did not have a material financial statement impact.

PROPERTY AND EQUIPMENT

                                                                               2002                 2001
                                                                         ------------------   ------------------
                                                                                     (in thousands)

Land  .................................................................  $       27,973       $       27,915
Building improvements  ................................................         226,616              224,690
Furniture and equipment  ..............................................          20,403               22,505
Construction in progress   ............................................               2                  827
                                                                         ------------------   ------------------
                                                                                274,994              275,937
Less:  accumulated depreciation and amortization  .....................          61,348               55,886
                                                                         ------------------   ------------------
                                                                         $      213,646       $      220,051
                                                                         ==================   ==================

    Property and equipment are recorded at cost, including interest, rent and real estate taxes incurred during development and construction. Interest allocated by MSLS and capitalized as a cost of property and equipment was $ 0 in 2002 and $1,046,000 in 2001. The cost of improvements that extend the useful life of property and equipment are capitalized when incurred. All repairs and maintenance costs are expensed as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the assets (three to forty years).

OTHER ASSETS

    Included in other long-term assets are cash escrow reserves for working capital, which are required by various states. These restricted cash amounts, which are held in segregated accounts, totaled $1,998,000 and $1,289,000 as of January 3, 2003 and December 28, 2001.

INCOME TAXES

The Communities are owned by MSLS, but do not constitute all of the assets of MSLS. These financial statements have been prepared assuming the properties were the only assets of a stand-alone C- corporation taxed at a 35% federal income tax rate and an assumed 4% state income tax rate (net of a federal benefit).

FAIR VALUE OF FINANCIAL INSTRUMENTS

    The fair values of current assets and current liabilities are assumed to be equal to their reported carrying amounts. Valuations for lifecare bonds are determined based on the expected future payments discounted at estimated market rates, adjusted, as applicable, for the existence of guarantees by MI. Lifecare bonds are repaid when tenants die or move out. The average lifecare bond maturity was assumed to be 8 years based on mortality tables. The fair value of Lifecare bonds was estimated to be $65,267,000 and $60,413,000 at January 3, 2003 and December 28, 2001, respectively.

CONTINGENT LIABILITIES

    MSLS, as well as MI and other subsidiaries of MI, are named parties to pending legal proceedings in the ordinary course of business, which, in management's opinion, will not have a material impact on the results of the Communities.